SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2000



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



   Maryland                       33-83506                     94-3211970
(State or other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number                  I.D. Number)
Incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


           Registrant's Telephone number, including area code:  (650) 343-9300


                                       N/A
--------------------------------------------------------------------------------
         (Former name, or former address, if changes since last report)


                   This form 8-K contains a total of 25 pages

                              No Exhibits Required

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 2000





Item 5.  Other Events

On April 26, 2000, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of June 30, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

          Financial Statements:

                  None

          Exhibits:

                                                             Page Number in
Exhibit No.  Description                                     This Filing

      99     Supplemental Information as of June 30, 2000         4

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 2000




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         GLENBOROUGH REALTY TRUST INCORPORATED


Date:  July 24, 2000             By:      /s/ Stephen R. Saul
                                          Stephen R. Saul
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                  June 30, 2000




                                Table of Contents



                                                                          PAGE

Real Estate Portfolio.....................................................   5

Additions and Deletions to Portfolios During Period.......................   8

Geographic and Property Type Contribution to Net Operating Income ........   9

Debt Summary..............................................................  10

Corporate Operating Summary...............................................  12

Office Portfolio..........................................................  14

Industrial Portfolio......................................................  16

Retail Portfolio..........................................................  18

Multifamily Portfolio.....................................................  20

Reconciliation of Property Income.........................................  21

Lease Expiration Schedule.................................................  22

Glossary of Terms.........................................................  23



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    June 30, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

Tradewinds                                        Mesa                      AZ             17,768                  74%
Vintage Pointe                                    Phoenix                   AZ             55,670                  81%
Centerstone                                       Irvine                    CA            157,579                 100%
University Tech Center                            Pomona                    CA            100,455                  95%
Park Plaza                                        Sacramento                CA             72,436                  93%
Tierrasanta Research Park                         San Diego                 CA            104,234                 100%
400 South El Camino Real                          San Mateo                 CA            145,212                  93%
One Gateway Center                                Aurora                    CO             80,049                  94%
Northglenn Business Center                        Northglenn                CO             65,000                 100%
Grand Regency Business Center                     Brandon                   FL             48,551                 100%
Park Place                                        Clearwater                FL            164,820                  95%
Buschwood III                                     Tampa                     FL             77,044                  48%
Fingerhut Business Center                         Tampa                     FL             48,840                 100%
PrimeCo Business Center                           Tampa                     FL             48,090                 100%
Temple Terrace Business Center                    Temple Terrace            FL             79,393                 100%
Ashford Perimeter                                 Atlanta                   GA            289,277                  86%
Business Park                                     Norcross                  GA            157,153                  73%
Capitol Center                                    Des Moines                IA            161,468                 100%
Oak Brook International Center                    Oak Brook                 IL             98,431                  54%
Oakbrook Terrace Corp Ctr III                     Oak Brook Terrace         IL            254,085                 100%
Columbia Center II                                Rosemont                  IL            150,133                  92%
Embassy Plaza                                     Schaumburg                IL            140,744                  73%
Meridian Park                                     Carmel                    IN             86,460                  85%
Crosspoint Four                                   Indianapolis              IN             41,121                  92%
Osram Building                                    Westfield                 IN             45,265                 100%
Leawood Office Building                           Leawood                   KS             93,667                  76%
Hartwood Building                                 Lexington                 MA             52,721                 100%
Bronx Park I                                      Marlborough               MA             75,277                 100%
Marlborough Corp Place                            Marlborough               MA            570,421                 100%
Westford Corporate Center                         Westford                  MA            163,264                 100%
Montgomery Executive Center                       Gaithersburg              MD            116,508                  99%
Germantown                                        Germantown                MD             60,000                 100%
Montrose Office Park                              Rockville                 MD            186,680                 100%
Riverview Office Tower                            Bloomington               MN            227,129                  90%
Bryant Lake                                       Eden Prairie              MN            171,789                 100%
Woodlands Tech                                    St Louis                  MO             98,037                 100%
University Club Tower                             St. Louis                 MO            272,469                  88%
Woodlands Plaza                                   St. Louis                 MO             72,276                  99%
Edinburgh Center                                  Cary                      NC            115,314                 100%
One Pacific Place                                 Omaha                     NE            128,683                  95%
Morristown Medical Offices                        Bedminster                NJ             14,255                 100%
Bridgewater Exec. Quarters I and II               Bridgewater               NJ            149,262                 100%
Frontier Executive Quarters I and II              Bridgewater               NJ            264,879                  95%
Fairfield Business Quarters                       Fairfield                 NJ             42,792                 100%
Vreeland Business Center                          Florham Park              NJ            133,090                 100%
Executive Place                                   Franklin Township         NJ             85,765                 100%
Gatehall I                                        Parsipanny                NJ            113,604                  93%
25 Independence                                   Warren                    NJ            106,879                  94%
Citibank                                          Las Vegas                 NV            147,765                  87%
Clark Avenue                                      King of Prussia           PA             40,000                 100%
Poplar Towers                                     Memphis                   TN            100,901                  84%
Thousand Oaks                                     Memphis                   TN            418,458                  71%
700 South Washington                              Alexandria                VA             56,348                 100%
Cameron Run                                       Alexandria                VA            143,707                 100%
Totem Valley Business Center                      Kirkland                  WA            121,645                  98%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                              7,032,863                  92%
                                                                                 ======================================
     Number of properties:  55


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    June 30, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------


INDUSTRIAL PORTFOLIO
Hoover Industrial Center                          Mesa                      AZ             57,441                  83%
Fifth Street Industrial                           Phoenix                   AZ            109,699                 100%
Magnolia Industrial                               Phoenix                   AZ             35,385                 100%
Baseline Business Park                            Tempe                     AZ            100,204                  77%
Fairmont Commerce Center                          Tempe                     AZ             83,200                 100%
Coronado Industrial                               Anaheim                   CA             95,732                 100%
East Anaheim                                      Anaheim                   CA            106,232                 100%
Bellanca Airport Park                             Los Angeles               CA             84,201                 100%
Springdale Commerce Center                        Santa Fe Springs          CA            144,000                  90%
Gateway Industrial                                Aurora                    CO          1,162,274                 100%
Lake Point Business Park                          Orlando                   FL            134,389                  96%
Oakbrook Corners                                  Norcross                  GA            124,776                  59%
Navistar - Chicago                                Chicago                   IL            474,426                 100%
Covance Business Center                           Indianapolis              IN            263,610                 100%
Park 100                                          Indianapolis              IN            140,200                  95%
J.I. Case - Kansas City                           Kansas City               KS            199,750                 100%
Canton Business Center                            Canton                    MA             79,565                 100%
Forest Street Business Center                     Marlborough               MA             32,500                 100%
Southworth-Milton                                 Milford                   MA            146,125                 100%
Flanders Industrial Park                          Westborough               MA            105,500                  93%
Fisher-Pierce Industrial                          Weymouth                  MA             79,825                 100%
Navistar - Baltimore                              Baltimore                 MD            274,000                 100%
Winnetka Industrial Center                        Crystal                   MN            188,260                  91%
Fox Hollow Business Quarters I                    Branchburg                NJ             42,173                  83%
Eatontown Industrial                              Eatontown                 NJ             36,800                 100%
Cottontail Distribution Center                    Franklin Township         NJ            229,352                 100%
One Taft Industrial                               Totowa                    NJ            120,943                 100%
Palms Business Center III and IV                  Las Vegas                 NV            164,364                  79%
Palms Business Center North and South             Las Vegas                 NV            224,474                  72%
Lehigh Valley                                     Allentown                 PA            161,405                  81%
Valley Forge Corp Ctr                             Norristown                PA            278,580                  90%
J.I. Case - Memphis                               Memphis                   TN            205,594                 100%
Kent Business Park                                Kent                      WA            138,157                 100%
Sea Tac II                                        Seattle                   WA             41,657                 100%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                                                         95%
                                                                                        5,864,793
                                                                                 ======================================
     Number of properties:  34

RETAIL
Westwood Plaza                                    Tampa                     FL             99,304                  94%
Westbrook Commons                                 Westchester               IL            132,190                  97%
Broad Ripple Retail Centre                        Indianapolis              IN             37,540                  87%
Cross Creek Retail Centre                         Indianapolis              IN             76,908                  91%
Geist Retail Centre                               Indianapolis              IN             72,348                  78%
Woodfield Centre                                  Indianapolis              IN             58,171                  86%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                                476,461                  89%
                                                                                 ======================================
     Number of properties:  6

                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    June 30, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST         # OF UNITS                % OCC
-----------------------------------------------------------------------------------------------------------------------

MULTIFAMILY PORTFOLIO
Overlook                                          Scottsdale                AZ                224                  96%
Stone Ridge At Vinings                            Atlanta                   GA                440                  90%
Woodmere Trace                                    Duluth                    GA                220                  95%
Crosscreek                                        Indianapolis              IN                208                  86%
Harcourt Club                                     Indianapolis              IN                148                  97%
Island Club                                       Indianapolis              IN                314                  94%
Arrowood Crossing                                 Charlotte                 NC                200                  97%
Chase On Commonwealth                             Charlotte                 NC                132                  92%
Courtyard                                         Charlotte                 NC                 55                  93%
Landing On Farmhurst                              Charlotte                 NC                125                  95%
Sharonridge                                       Charlotte                 NC                 75                  92%
Wendover Glen                                     Charlotte                 NC                 96                  91%
Chase Monroe I & II                               Monroe                    NC                216                  94%
Willow Glen                                       Monroe                    NC                120                  93%
Sabal Point                                       Pineville                 NC                374                  91%
Oaks                                              Raleigh                   NC                 88                  93%
Sahara Gardens                                    Las Vegas                 NV                312                  98%
Villas De Mission                                 Las Vegas                 NV                226                  96%
Players Club Of Brentwood                         Nashville                 TN                258                  93%
Hunters Chase                                     Austin                    TX                424                  97%
Hunterwood                                        Austin                    TX                160                  91%
Longspur                                          Austin                    TX                252                  98%
Silvervale Crossing                               Austin                    TX                336                  96%
Walnut Creek Crossing                             Austin                    TX                280                  96%
Wind River Crossing                               Austin                    TX                352                  98%
Springs of Indian Creek I                         Carrollton                TX                285                  73%
Bear Creek Crossing                               Houston                   TX                200                  98%
Cypress Creek                                     Houston                   TX                256                  92%
North Park Crossing                               Houston                   TX                336                  93%
Willow Brook Crossing                             Houston                   TX                208                  96%
Park At Woodlake                                  Houston                   TX                564                  90%
Jefferson Creek                                   Irving                    TX                300                  98%
Jefferson Place                                   Irving                    TX                424                  92%
La Costa                                          Plano                     TX                462                  87%
Bandera Crossing                                  San Antonio               TX                204                  95%
Hollows                                           San Antonio               TX                432                  94%
Vista Crossing                                    San Antonio               TX                232                  94%
                                                                                 --------------------------------------
   Total Units/Average % Occupied:                                                          9,538                  93%
                                                                                 ======================================
     Number of properties:  37

-----------------------------------------------------------------------------------------------------------------------
                                                                              PROPERTY TYPE
PROPERTY                                          CITY               ST                            SQ. FEET      % OCC
-----------------------------------------------------------------------------------------------------------------------

JOINT VENTURES
Rincon Center                                     San Francisco      CA         Mixed use          686,061        100%
Rockwall I and II                                 Rockville          MD          Office            343,443         93%
2000 Corporate Ridge                              McLean             VA          Office            255,980         99%
                                                                                            ---------------------------
    Total Square Footage/Average % Occupied                                                      1,285,484         98%
                                                                                            ===========================
     Number of properties:  3


                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                      June 30, 2000

--------------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                  ST           SQ. FEET/UNITS                 DATE
--------------------------------------------------------------------------------------------------------------------------

DELETIONS:

OFFICE PORTFOLIO
Warner Village Medical Center                      Fountain Valley       CA                   32,272               6/6/00
Gateway Professional                               Sacramento            CA                   50,558              6/29/00
Powers Ferry Landing                               Atlanta               GA                  393,672               5/1/00
Blue Ridge Office Building                         Braintree             MA                   74,795              4/14/00
Globe Office Building                              Mercer Island         WA                   25,555              5/12/00
                                                                                 --------------------
     Total Number of Properties:  5                                                          576,852


INDUSTRIAL PORTFOLIO
Scripps Terrace                                    San Diego             CA                   56,796              5/31/00
Atlantic Industrial                                Norcross              GA                  102,295              4/18/00
Post Palms                                         Las Vegas             NV                  139,962              6/28/00
                                                                                 --------------------
     Total Number of Properties:  3                                                          299,053

RETAIL PORTFOLIO
Sonora Center                                      Sonora                CA                  162,126              6/15/00
Piedmont Plaza                                     Apopka                FL                  151,000              5/17/00
River Run Shopping Center                          Miramar               FL                   92,787              5/17/00
Goshen Plaza                                       Gaithersburg          MD                   45,623              7/13/00
                                                                                 --------------------
     Total Number of Properties:  4                                                          451,536

Total Number of properties:  12


                                              Glenborough Realty Trust Incorporated
                             DISTRIBUTION OF NET OPERATING INCOME (INCLUDING JOINT VENTURE INTERESTS)
                                              BY GEOGRAPHIC REGION AND PROPERTY TYPE
                                                          June 30, 2000

                                                                    ---------------------------------------------------------------
                                                                                  NOI as a % of the Total Portfolio
                                                             % of
City/Market                          State              Total NOI          Office     Industrial          Retail       Multifamily
                                                                    ---------------------------------------------------------------

Northern New Jersey                      NJ                 10.2%            8.2%           2.0%               -                 -
Boston                                   MA                  7.8%            5.8%           2.0%               -                 -
Chicago                                  IL                  6.4%            5.0%           0.7%            0.7%                 -
Suburban Washington, DC                MD/VA                 6.3%            6.0%           0.3%               -                 -
Indianapolis                             IN                  5.6%            1.0%           1.4%            1.5%              1.7%
Austin                                   TX                  5.3%               -              -               -              5.3%
Atlanta                                  GA                  5.1%            2.9%           0.2%               -              2.0%
Denver                                   CO                  4.5%            1.0%           3.5%               -                 -
Las Vegas                                NV                  4.5%            1.3%           2.0%               -              1.2%
Southern California                      CA                  4.5%            3.3%           1.2%               -                 -
Charlotte                                NC                  4.4%               -              -               -              4.4%
Tampa/Orlando                            FL                  4.1%            2.8%           0.8%            0.5%                 -
Dallas                                   TX                  4.0%               -              -               -              4.0%
San Francisco                            CA                  3.6%            3.6%              -               -                 -
St. Louis                                MO                  3.0%            3.0%              -               -                 -
Philadelphia                             PA                  2.7%            0.2%           2.5%               -                 -
Houston                                  TX                  2.6%               -              -               -              2.6%
Memphis                                  TN                  2.6%            2.4%           0.2%               -                 -
Minneapolis                              MN                  2.6%            2.4%           0.2%               -                 -
Omaha/Des Moines                       NE/IA                 2.1%            2.1%              -               -                 -
Phoenix                                  AZ                  2.0%            0.3%           1.0%               -              0.7%
San Antonio                              TX                  1.8%               -              -               -              1.8%
Seattle                                  WA                  1.2%            0.6%           0.6%               -                 -
Raleigh - Durham                         NC                  1.0%            0.8%              -               -              0.2%
Kansas City                              KS                  0.9%            0.6%           0.3%               -                 -
Nashville                                TN                  0.7%               -              -               -              0.7%
Sacramento                               CA                  0.5%            0.5%              -               -                 -
                                                ------------------  ---------------------------------------------------------------

TOTAL                                                      100.0%           53.8%          18.9%            2.7%             24.6%
                                                                    ---------------------------------------------------------------



                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                           DEBT SUMMARY
                                                          June 30, 2000
                                                          (in thousands)

                                                                                                                         Maturity
                                                                                                                           From
                                                                 Debt       Interest       Interest          Maturity    12/31/99
Loan Type                                                     Balance           Rate         Type                Date    (Years)
-----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
  Line of Credit                                            $  39,811         8.392%    LIBOR +1.750%         6/10/02
                                                                                                                              1.94
  Term Loan                                                                   8.392%    LIBOR +1.750%         6/10/02
                                                              125,000                                                         1.94
                                                        -----------------------------                                   -----------
Total Unsecured Debt                                          164,811         8.392%                                          1.94

SECURED DEBT
Cross Collateralized Loans
  Secured by Fourteen Properties                               97,600         7.669%       Variable           8/30/04         4.17
  Secured by Three Properties                                  52,146         6.750%        Fixed              9/1/00         0.17
  Secured by Four Properties                                   13,955         7.570%        Fixed             5/10/07         6.86
  Secured by Three Properties                                  15,195         6.950%        Fixed              7/1/08         8.00
  Secured by Eight Properties                                  59,760         6.125%        Fixed            11/10/08         8.36
  Secured by Thirteen Properties                              118,100         6.125%        Fixed            11/10/08         8.36
  Secured by Nine Properties                                   53,706         6.125%        Fixed            11/10/08         8.36
  Secured by Ten Properties                                    57,593         7.500%        Fixed             10/1/22        22.25
                                                        -----------------------------                                   -----------
Total Secured Cross Collateralized                            468,055         6.756%                                          8.23

Individually Secured Mortgages
Total Office                                                   92,828         8.151%                      10/1/00-9/1/05      2.89

Total Industrial                                               38,015         8.246%                      10/01/00-7/1/08     3.82

Total Retail                                                                  8.633%                      11/30/05-2/1/07
                                                                9,239                                                         6.54

Total Multifamily                                              57,268         8.314%                      8/4/00-12/1/30      9.69


Total Other                                                     3,922         8.000%        Fixed              1/1/06         5.50
                                                                                                                        -----------

Total Debt/Weighted Interest Rate & Maturity                $ 834,138         7.436%                                          6.26
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Relative       Weighted
                                                      Total   Percentage        Average
Debt Type                                            Amount  Of All Debt           Rate
All Debt                                          $ 834,138      100.00%         7.436%

Debt Summarized by Rate:
All Floating Rate Debt                              329,654       39.52%         8.309%
   Floating Rate Debt Capped                         97,600       11.70%         7.669%
   Floating Rate Debt Not Capped                    232,054       27.82%         8.578%

All Fixed Rate Debt                                 504,484       60.48%         6.865%


Debt Summarized by Loan Type:
Total Unsecured Debt                                164,811       19.76%         8.392%

Total Secured Debt                                  669,327       80.24%         7.200%

                      (this page intentionally left blank)



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 2000
                                        -----------------------------------------------------------------------
            For the Period:                                              1999
                                                                                                     Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests     $     13,236  $     16,892  $    12,325   $    10,496  $     52,949
and extraordinary item
Plus:
   Depreciation and amortization               14,947        14,075       14,096        14,535        57,653
   Adjustment to reflect FFO of                   253         2,170          135           163         2,721
      Associated Companies
   Adjustment to reflect FFO of                     -             -            -           788           788
  Unconsolidated Joint Ventures
  Non-recurring losses                              -             -            -         1,229         1,229
Less:
   (Net gain) or loss on sales of real        (1,351)       (5,742)          371       (2,291)       (9,013)
      estate assets
Preferred stock dividend                      (5,570)       (5,570)      (5,570)       (5,570)      (22,280)
Funds from operations (FFO) (1)                21,515        21,825       21,357        19,350        84,048
Plus:
   Amortization of deferred financing             485           508          477           564         2,034
     fees
Less:
   Capital reserve surplus/(deficit)            1,269         (994)        (550)             -         (275)
   Capital expenditures (incl. T.I.'s           2,769         5,392        5,592         6,027        19,780
      & commissions)
Cash available for distribution (CAD)(1) $     17,962  $     17,935  $    16,792   $    13,887  $     66,576
Cash flows from
   Operating Activities                        21,987        29,437       19,405        21,319        92,148
   Investing Activities (2)                   (1,211)        81,187     (18,526)        22,650        84,100
   Financing Activities (3)                  (21,325)     (112,431)          435      (40,802)     (174,123)
Ratio of earnings to fixed charges               1.73          1.95         1.70          1.59          1.75
   (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.31          1.47         1.27          1.19          1.31
   preferred dividends (4)
   (includes depreciation)
Debt coverage ratio                              2.38          2.27         2.44          2.22          2.33
Interest coverage ratio                          2.71          2.63         2.80          2.59          2.68
Cumulative capital reserves in excess           1,544           550            -             -             -
   of expenditures
---------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
---------------------------------------------------------------------------------------------------------------
Combined Same Property Net Operating
   Income (5)
   NOI                                   $     34,284  $     32,284  $    32,263   $    32,828  $    138,928
   Growth from same period prior year            1.6%        (1.0%)         2.7%          2.1%          1.3%
Tenant retention % (commercial                    61%           77%          70%           59%           68%
portfolio)
Increase in effective rents from                29.1%         21.6%        19.7%         23.0%         23.4%
renewals
   (commercial portfolio)
Net Income excluding extraordinary       $     12,569  $     15,363  $    11,437   $     9,933  $     49,302
items
Net Income including extraordinary       $     10,578  $     17,051  $    12,177   $    10,480  $     50,286
items
---------------------------------------------------------------------------------------------------------------

(1)  Please see the Glossary of Terms for a definition and other related disclosure.
(2)  Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3)  Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4)  Earnings INCLUDE DEPRECIATION as an expense.
(5)  Reflects the performance of 124 of the 132 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 2000
                                        ---------------------------------------------------------------------
            For the Period:                                                 2000
                                                                                                     Year
                                            1st Qtr       2nd Qtr       3rd Qtr      4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests      $      8,823  $      8,766  $         -  $          -  $     17,589
and extraordinary item
Plus:
   Depreciation and amortization                14,915        14,871            -             -        29,786
   Adjustment to reflect FFO of                    164            22            -             -           186
      Associated Companies
   Adjustment to reflect FFO of                    190           264            -             -           454
   Unconsolidated Joint Ventures
     Non-recurring losses                            -             -            -             -             -
Less:
   (Net gain) or loss on sales of real             695         2,347            -             -         3,042
      estate assets
Preferred stock dividend                       (5,488)       (5,443)            -             -      (10,931)
Funds from operations (FFO) (1)                 19,299        20,827            -             -        40,126
Plus:
   Amortization of deferred financing              639           610            -             -         1,249
      fees
Less:
   Capital reserve surplus/(deficit)                 -             -            -             -             -
   Capital expenditures (incl. T.I.'s            4,989         6,319            -             -        11,308
      & commissions)
Cash available for distribution (CAD)(1)  $     14,949  $     15,118  $         -  $          -  $     30,067
Cash flows from
   Operating Activities                         17,957        27,367            -             -        45,324
   Investing Activities (2)                     10,642        70,194            -             -        80,836
   Financing Activities (3)                   (34,235)      (95,383)            -             -     (129,618)
Ratio of earnings to fixed charges                1.47          1.48            -             -          1.47
   (includes depreciation) (4)
Ratio of earnings to fixed charges and            1.11          1.11            -             -          1.11
   preferred dividends (4)
   (includes depreciation)
Debt coverage ratio                               2.27          2.39            -             -          2.33
Interest coverage ratio                           2.61          2.74            -             -          2.67
Cumulative capital reserves in excess                -             -            -             -             -
   of expenditures
--------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except
--------------------------------------------------------------------------------------------------------------
Combined Same Property Net Operating
   Income (5)
   NOI                                    $     35,564  $     33,568  $         -  $          -  $     69,132
   Growth from same period prior year             3.7%          4.0%                                     3.9%
   Tenant retention % (commercial                  65%           71%            -             -           69%
      portfolio)
Increase in effective rents from                 21.6%         16.5%                                    19.1%
   renewals (commercial portfolio)
Net Income excluding extraordinary        $      8,517  $      8,416  $         -  $          -  $     16,933
   items
Net Income including extraordinary        $      8,051  $      8,332  $         -  $          -  $     16,383
   items
--------------------------------------------------------------------------------------------------------------

(1) Please see the Glossary of Terms for a definition and other related disclosure.
(2) Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3) Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4) Earnings INCLUDE DEPRECIATION as an expense.
(5) Reflects the performance of 124 of the 132 properties in the current portfolio.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
Financial Highlights
----------------------------------------------------------------------------------------------------------------

Basic weighted average shares                  31,765        31,664       31,021        30,949        31,347
   outstanding for EPS
Diluted wtd avg shares outstanding for         36,098        35,984       35,275        34,727        35,523
EPS
Diluted wtd avg shares for calculation         36,098        35,984       35,275        34,727        35,523
   of FFO and CAD
Diluted CAD per share                    $       0.50  $       0.50  $      0.48   $      0.40  $       1.87
Basic net income per share before        $       0.22  $       0.31  $      0.19   $      0.14  $       0.86
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before      $       0.21  $       0.31  $      0.19   $      0.14  $       0.86
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP    $     15,081  $     15,027  $    14,612   $    14,612  $     59,331
   units)
Dividend per share                       $       0.42  $       0.42  $      0.42   $      0.42  $       1.68
Dividend payout ratio (CAD)                     84.0%         84.0%        87.5%        105.0%         89.8%

Total Preferred Dividends                       5,570         5,570        5,570         5,570        22,280
Preferred Dividends per share                    0.48          0.48         0.48          0.48          1.94

Total notes and mortgages payable             934,683       846,521      901,635       897,358       897,358

Preferred Stock at Par Value                  287,500       287,500      287,500       283,250       283,250

Total market capitalization  (2)            1,832,614     1,760,127    1,763,159     1,641,186     1,641,186

Debt/Total market capitalization                51.0%         48.1%        51.1%         54.7%         54.7%

Preferred shares outstanding (at end           11,500        11,500       11,500        11,330        11,330
of
   period)
Price per share on last trading day      $      16.75  $      19.00  $     16.44   $     14.00  $      14.00

Common shares outstanding (at end of           31,690        31,593       30,630        30,821        30,821
   period)
Common shares and OP Units outstanding         35,908        35,778       34,789        34,436        34,436
   (at end of period)
Fully converted common shares and OP           44,665        44,535       43,547        43,064        43,064
   units (at end of period) (3)
Price per share on last trading day      $      17.00  $      17.50  $     16.50   $     13.38  $      13.38

----------------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 7,689,461 shares of common stock.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                  June 30, 2000

            For the Period:                                               2000
                                        -   ------------------------------------------------------------------
                                                                                                         Year
                                               1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
--------------------------------------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------------------------------------

Basic weighted average shares                   30,356        29,330            -             -        29,843
   outstanding for EPS
Diluted wtd avg shares outstanding for          34,096        33,111            -             -        33,602
   EPS
Diluted wtd avg shares for calculation          34,096        33,111            -             -        33,602
   of FFO and CAD
Diluted CAD per share                     $       0.44  $       0.46  $         -  $          -  $       0.89
Basic net income per share before         $       0.10  $       0.10  $         -  $          -  $       0.20
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before       $       0.10  $       0.10  $         -  $          -  $       0.20
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP     $     13,896  $     13,609  $         -  $          -  $     27,505
   units)
Dividend per share                        $       0.42  $       0.42  $         -  $          -  $       0.84
Dividend payout ratio (CAD)                      95.5%         91.3%            -             -         94.4%

Total Preferred Dividends                        5,488         5,443            -             -        10,931
Preferred Dividends per share                     0.48          0.48            -             -          0.96

Total notes and mortgages payable              884,991       834,138            -             -       834,138

Preferred Stock at Par Value                   280,908       252,445            -             -       252,445

Total market capitalization  (2)             1,648,899     1,652,091            -             -     1,652,091

Debt/Total market capitalization                 53.7%         50.5%            -             -         50.5%

Preferred shares outstanding (at end            11,236        10,098            -             -        10,098
   of period)
Price per share on last trading day       $      15.25  $    17.25    $         -  $          -  $    17.2500

Common shares outstanding (at end of            29,706        28,881            -             -        28,881
   period)
Common shares and OP Units outstanding          33,310        32,402            -             -        32,402
   (at end of period)
Fully converted common shares and OP            41,867        40,091            -             -        40,091
   units (at end of period) (3)
Price per share on last trading day       $      14.50  $    17.4531  $         -  $          -  $    17.4531

--------------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 7,689,461 shares of common stock.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
----------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Revenue                               $     27,872  $     26,020  $    26,601   $    26,680  $    107,173
   Operating expenses                          10,353         9,783       10,092         9,938        40,165
   NOI                                         17,519        16,237       16,509        16,742        67,007
   Growth from same period prior year            1.2%         -3.4%         3.3%          4.0%          1.3%

Combined Total
   Revenue                               $     32,028  $     32,275  $    31,842   $    31,948  $    128,094
   Operating expenses                          11,921        12,131       12,130        11,603        47,785
   NOI                                         20,107        20,144       19,712        20,345        80,308

Capital expenditures (excludes TI &      $        416  $        573  $       100   $       232  $      1,321
   CLC)
Quarter End Square Feet                         7,941         7,407        7,747         7,721         7,721
Capital expenditures per leaseable sq            0.05          0.08         0.01          0.03          0.17
   ft

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
----------------------------------------------------------------------------------------------------------------
Same-Property (2)
   Occupancy at quarter end                     93.1%         93.2%        93.1%         92.3%         92.3%

   Average effective rent per occupied          14.69         15.00        15.13         14.88         14.88
      sq ft
   Increase from same period prior year          2.6%          5.0%         4.4%          5.6%          5.6%

   Revenue per occupied sq ft                   17.48         17.89        18.12         17.57         17.57
   Increase from same period prior year          5.0%          2.1%         3.2%          4.0%          4.0%

Combined Total
   Occupancy at quarter end                     92.6%         93.0%        92.5%         92.2%         92.2%

   Average effective rent per occupied          14.83         14.99        15.27         15.70         15.70
      sq ft
   Increase from same period prior year          7.3%          2.6%         4.3%          4.6%          4.6%

   Revenue per occupied sq ft                   17.42         17.56        17.88         18.19         18.19
   Increase from same period prior year         -0.9%         -2.7%         0.1%          3.3%          3.3%

----------------------------------------------------------------------------------------------------------------

(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 50 of the 55 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 2000

            For the Period:                                                2000
                                        -----------------------------------------------------------------------
                                                                                                          Year
                                                1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Revenue                              $     28,848  $     27,077  $         -  $          -  $     55,925
   Operating expenses                         10,841         9,763            -             -        20,604
    NOI                                       18,007        17,314            -             -        35,321
    Growth from same period prior year          2.8%          6.6%            -             -          4.7%

Combined Total
   Revenue                              $     31,394  $     29,501  $         -  $          -  $     60,895
   Operating expenses                         11,738        10,501            -             -        22,239
   NOI                                        19,656        19,000            -             -        38,656

Capital expenditures (excludes TI &     $      1,136  $        315  $         -  $          -  $      1,450
   CLC)
Quarter End Square Feet                        7,465         6,888            -             -         6,888
Capital expenditures per leaseable sq           0.15          0.05            -             -          0.21
   ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
------------------------------------------------------------------------------------------------------------
Same-Property (2)
   Occupancy at quarter end                    91.0%         91.7%            -             -         91.7%

   Average effective rent per occupied         15.77         15.52            -             -         15.52
      sq ft
   Increase from same period prior year         7.3%          3.5%            -             -          3.5%

   Revenue per occupied sq ft                  18.51         18.68            -             -         18.68
   Increase from same period prior year         5.9%          4.4%            -             -          4.4%

Combined Total
   Occupancy at quarter end                    91.1%         92.1%            -             -         92.1%

   Average effective rent per occupied         15.71         15.72            -             -         15.72
      sq ft
   Increase from same period prior year         5.9%          4.9%            -             -          4.9%

   Revenue per occupied sq ft                  18.46         18.61            -             -         18.61
   Increase from same period prior year         6.0%          6.0%            -             -          6.0%

------------------------------------------------------------------------------------------------------------

(1) Numbers exclude corporate headquarters building.
(2) Reflects performance of 50 of the 55 properties in the current portfolio.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
----------------------------------------------------------------------------------------------------------------

Square footage leased                         156,371       103,503      106,825       144,119       510,818
Average rent per sq ft                          17.41         17.91        22.00         18.23         18.70

Concessions                                    30,306        39,740       61,778        26,361       158,185
Concessions per sq ft  leased                    0.19          0.38         0.58          0.18          0.31

Tenant improvements (TI) committed            408,912       926,525      832,266     1,703,599     3,871,302
TI committed per sq ft  leased                   2.62          8.95         7.79         11.82          7.58

Capitalized leasing commissions (CLC)         689,931       550,410      405,987     1,146,911     2,793,239
   committed
CLC committed per sq ft  leased                  4.41          5.32         3.80          7.96          5.47
CLC and TI committed per sq ft  leased           7.03         14.27        11.59         19.78         13.05

----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
----------------------------------------------------------------------------------------------------------------

Tenant Retention                                  65%           86%          80%           63%           76%
Square footage leased                         271,882       542,756      253,615       203,252     1,271,505
Average rent per sq ft                          16.22         18.50        19.50         19.95         18.44
Increase in effective rents from                34.7%         27.7%        24.9%         21.2%         27.1%
   renewals

Concessions                                    33,102        82,460       13,394        39,208       168,164
Concessions per sq ft  leased                    0.12          0.15         0.05          0.19          0.13

Tenant improvements (TI) committed            897,261     4,264,160    1,312,228     1,124,695     7,598,344
TI committed per sq ft  leased                   3.30          7.86         5.17          5.53          5.98

Capitalized leasing commissions (CLC)         436,667     2,768,468      996,984       413,994     4,616,113
   committed
CLC committed per sq ft  leased                  1.61          5.10         3.93          2.04          3.63
CLC and TI committed per sq ft  leased           4.91         12.96         9.10          7.57          9.61

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                  June 30, 2000

            For the Period:                                                2000
                                        ---- ------------------------------------------------------------------
                                                                                                          Year
                                                1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
---------------------------------------------------------------------------------------------------------------

Square footage leased                           133,710       193,257            -             -       326,967
Average rent per sq ft                            18.38         17.02            -             -         17.58

Concessions                                     183,220        21,175            -             -       204,395
Concessions per sq ft  leased                      1.37          0.11            -             -          0.63

Tenant improvements (TI) committed            1,678,031     2,180,773            -             -     3,858,804
TI committed per sq ft  leased                    12.55         11.28            -             -         11.80

Capitalized leasing commissions (CLC)           707,700       776,848            -             -     1,484,548
   committed
CLC committed per sq ft  leased                    5.29          4.02            -             -          4.54
CLC and TI committed per sq ft  leased            17.84         15.30            -             -         16.34

---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
---------------------------------------------------------------------------------------------------------------

Tenant Retention                                    51%           78%            -             -           71%
Square footage leased                           139,231       504,329            -             -       643,560
Average rent per sq ft                            18.71         20.07            -             -         19.78
Increase in effective rents from                  18.8%         14.4%            -             -         16.6%
   renewals

Concessions                                      20,726         5,500            -             -        26,226
Concessions per sq ft  leased                      0.15          0.01            -             -          0.04

Tenant improvements (TI) committed              441,448     1,507,115            -             -     1,948,563
TI committed per sq ft  leased                     3.17          2.99            -             -          3.03

Capitalized leasing commissions (CLC)           193,232     1,154,117            -             -     1,347,349
   committed
CLC committed per sq ft  leased                    1.39          2.29            -             -          2.09
CLC and TI committed per sq ft  leased             4.56          5.28            -             -          5.12


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
----------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Revenue                               $      8,484  $      8,075  $     8,090   $     7,922  $     32,571
   Operating expenses                           2,207         2,073        2,029         2,119         8,427
   NOI                                          6,277         6,003        6,062         5,803        24,144
   Growth from same period prior year           -0.7%         -1.6%         2.5%         -4.6%         -1.1%

Combined Total
   Revenue                               $     11,504  $     11,161  $    10,531   $     9,681  $     42,876
   Operating expenses                           3,188         2,997        2,736         2,474        11,395
   NOI                                          8,316         8,164        7,795         7,207        31,481

Capital expenditure (excludes TI & CLC)  $        108  $         73  $        51   $        87  $        318
Quarter End Square Feet                         7,398         6,866        6,803         6,098         6,098
Capital expenditures per leaseable sq            0.01          0.01         0.01          0.01          0.05
   ft

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
----------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    93.3%         95.3%        93.6%         93.2%         93.2%

   Average effective rent per occupied           5.23          5.18         5.30          5.27          5.27
      sq ft
   Increase from same period prior year          3.5%          4.6%         6.7%          0.4%          0.4%

   Revenue per occupied sq ft                    6.39          6.28         6.44          6.30          6.30
   Increase from same period prior year         -3.3%          1.0%         5.1%          4.5%          4.5%

Combined Total
   Occupancy                                    92.7%         93.4%        91.9%         92.6%         92.6%

   Average effective rent per occupied           5.42          5.05         5.06          4.71          4.71
      sq ft
   Increase from same period prior year         19.8%         18.5%         8.3%          6.6%          6.6%

   Revenue per occupied sq ft                    6.66          6.24         6.14          5.65          5.65
   Increase from same period prior year         16.9%         16.9%         8.8%          7.3%          7.3%

----------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 32 of the 34  properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 2000

            For the Period:                                               2000
                                        ----------------------------------------------------------------------
                                                                                                         Year
                                               1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
--------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Revenue                               $      8,736  $      8,264  $         -  $          -  $     17,001
   Operating expenses                           2,328         2,082            -             -         4,409
   NOI                                          6,409         6,183            -             -        12,592
   Growth from same period prior year            2.1%          3.0%            -             -          2.6%

Combined Total
   Revenue                               $      9,879  $      9,521  $         -  $          -  $     19,400
   Operating expenses                           2,560         2,331            -             -         4,891
   NOI                                          7,319         7,190            -             -        14,509

Capital expenditure (excludes TI & CLC)  $         73  $        150  $         -  $          -  $        224
Quarter End Square Feet                         6,173         5,865            -             -         5,865
Capital expenditures per leaseable sq            0.01          0.03            -             -          0.04
ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    94.1%         95.0%            -             -         95.0%

   Average effective rent per occupied           5.37          5.35            -             -          5.35
      sq ft
   Increase from same period prior year          2.6%          3.2%            -             -          3.2%

   Revenue per occupied sq ft                    6.52          6.46            -             -          6.46
   Increase from same period prior year          1.9%          2.8%            -             -          2.8%

Combined Total
   Occupancy                                    94.1%         94.9%            -             -         94.9%

   Average effective rent per occupied           5.84          5.75            -             -          5.75
      sq ft
   Increase from same period prior year          7.7%         13.8%            -             -         13.8%

   Revenue per occupied sq ft                    7.00          6.84            -             -          6.84
   Increase from same period prior year          5.1%          9.6%            -             -          9.6%

-------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 32 of the 34  properties in the current portfolio.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------------

Square footage leased                         137,288        87,189      144,948        55,308       424,733
Average rent per sq ft                           6.52         11.29         6.88          6.32          7.59

Concessions                                    31,366        82,593       39,783        25,881       179,623
Concessions per sq ft  leased                    0.23          0.95         0.27          0.47          0.42

Tenant improvements (TI) committed            220,339       829,532      349,957       100,547     1,500,375
TI committed per sq ft  leased                   1.60          9.51         2.41          1.82          3.53

Capitalized leasing commissions (CLC)         226,869       319,366      287,671        51,262       885,168
   committed
CLC committed per sq ft  leased                  1.65          3.66         1.98          0.93          2.08
CLC and TI committed per sq ft  leased           3.25         13.17         4.39          2.75          0.00

-----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------------------------------------------------------------------------------

Tenant Retention                                  48%           56%          53%          100%           52%
Square footage leased                         159,190       225,869      286,997        79,898       751,954
Average rent per sq ft                           7.17          7.29         5.93          9.05          6.93
  Increase in effective rents from              15.3%         16.1%        20.0%         29.9%         20.3%
renewals

Concessions                                    60,825           901       34,755             0        96,481
Concessions per sq ft  leased                    0.38          0.00         0.12          0.00          0.13

Tenant improvements (TI) committed            122,071       320,049      109,763       100,772       652,655
TI committed per sq ft  leased                   0.77          1.42         0.38          1.26          0.87

Capitalized leasing commissions (CLC)          67,024        55,254       96,070        16,781       235,129
   committed
CLC committed per sq ft  leased                  0.42          0.24         0.33          0.21          0.31
CLC and TI committed per sq ft  leased           1.19          1.66         0.71          1.47          1.18

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                  June 30, 2000

            For the Period:                                                2000
                                        -----------------------------------------------------------------------
                                                                                                          Year
                                                1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
---------------------------------------------------------------------------------------------------------------

Square footage leased                           141,924       174,745            -             -       316,669
Average rent per sq ft                             8.47          6.06            -             -          7.14

Concessions                                      43,232        32,879            -             -        76,111
Concessions per sq ft  leased                      0.30          0.19            -             -          0.24

Tenant improvements (TI) committed              663,750       397,785            -             -     1,061,535
TI committed per sq ft  leased                     4.68          2.28            -             -          3.35

Capitalized leasing commissions (CLC)           315,777       148,047            -             -       463,824
   committed
CLC committed per sq ft  leased                    2.22          0.85            -             -          1.46
CLC and TI committed per sq ft  leased             6.90          3.13            -             -          4.81

---------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
---------------------------------------------------------------------------------------------------------------

Tenant Retention                                    87%           46%            -             -           65%
Square footage leased                           148,799        91,906            -             -       240,705
Average rent per sq ft                             7.18          8.45            -             -          7.66
  Increase in effective rents from                21.7%         30.2%                                    26.0%
renewals

Concessions                                       2,500             0            -             -         2,500
Concessions per sq ft  leased                      0.02          0.00            -             -          0.01

Tenant improvements (TI) committed              123,726       535,242            -             -       658,968
TI committed per sq ft  leased                     0.83          5.82            -             -          2.74

Capitalized leasing commissions (CLC)            21,402       153,056            -             -       174,458
   committed
CLC committed per sq ft  leased                    0.14          1.67            -             -          0.72
CLC and TI committed per sq ft  leased             0.97          7.49            -             -          3.46



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
----------------------------------------------------------------------------------------------------------------


Same Property (1)
   Revenue                               $      2,805  $      1,500  $     1,427   $     1,594  $      7,324
   Operating expenses                           1,014           537          482           488         2,521
   NOI                                          1,790           963          945         1,106         4,804
   Growth from same period prior year            9.2%          6.6%         4.2%         -5.1%          3.7%

Combined Total
   Revenue                               $      3,241  $      2,816  $     2,518   $     2,621  $     11,195
   Operating expenses                           1,176           854          798           784         3,613
   NOI                                          2,064         1,962        1,720         1,837         7,582

Capital expenditures (excludes TI and    $         14  $         30  $         9   $        30  $         83
   CLC)
Quarter End Square Feet                         1,001           928          928           927           927
Capital expenditures per leaseable sq            0.01          0.03         0.01          0.03          0.09
   ft

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
----------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    92.1%         91.7%        90.0%         88.6%         88.6%

   Average effective rent per occupied           9.50         10.52        10.63         10.79         10.79
      sq ft
   Increase from same period prior               4.9%          1.4%         1.5%          2.1%          2.1%
      year

   Revenue per occupied sq ft                   13.13         13.89        13.31         15.10         15.10
   Increase from same period prior year         22.2%          2.2%         5.0%         -3.4% (2)     -3.4%

Combined Total
   Occupancy                                    92.2%         91.5%        90.7%         89.8%         89.8%

   Average effective rent per occupied           9.26          9.39         9.57          9.68          9.68
      sq ft
   Increase from same period prior year         18.7%         11.0%        11.2%         10.6%         10.6%

   Revenue per occupied sq ft                   12.74         12.91        11.97         12.59         12.59
   Increase from same period prior year         26.0%         15.2%         7.5%          6.5%          6.5%

----------------------------------------------------------------------------------------------------------------

(1)  Reflects the performance of 6 of the 6 properties in the current portfolio.
(2)  Decrease in Revenue per occupied foot from prior quarter is due to a one time retroactive adjustment to CAM Income at one property.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 2000

            For the Period:                                           2000
                                        ------------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
------------------------------------------------------------------------------------------------------------


Same Property (1)
   Revenue                              $      2,866  $      1,544  $         -  $          -  $      4,410
   Operating expenses                            937           534            -             -         1,471
   NOI                                         1,929         1,010            -             -         2,939
   Growth from same period prior year           7.7%          4.9%            -             -          6.3%

Combined Total
   Revenue                              $      2,866  $      1,544  $         -  $          -  $      4,410
   Operating expenses                            937           534            -             -         1,471
   NOI                                         1,929         1,010            -             -         2,939

Capital expenditures (excludes TI and   $         71  $          6  $         -  $          -  $         78
CLC)
Quarter End Square Feet                          928           476            -             -           476
Capital expenditures per leaseable sq           0.08          0.01            -             -          0.16
ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                   90.9%         90.3%            -             -         90.3%

   Average effective rent per occupied          9.64         10.89            -             -         10.89
      sq ft
   Increase from same period prior              1.4%          3.5%            -             -          3.5%
      year

   Revenue per occupied sq ft                  13.59         14.36            -             -         14.36
   Increase from same period prior year         3.5%          3.4%            -             -          3.4%

Combined Total
   Occupancy                                   90.9%         90.3%            -             -         90.3%

   Average effective rent per occupied          9.64         10.89            -             -         10.89
      sq ft
   Increase from same period prior year         4.1%         15.9%            -             -         15.9%

   Revenue per occupied sq ft                  13.59         14.36            -             -         14.36
   Increase from same period prior year         6.7%         11.3%            -             -         11.3%

------------------------------------------------------------------------------------------------------------

(1)  Reflects the performance of 6 of the 6 properties in the current portfolio.
(2)  Decrease in Revenue per occupied foot from prior quarter is due to a one time retroactive adjustment to CAM Income at one property.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
----------------------------------------------------------------------------------------------------------------

Square footage leased                          11,017         7,750        3,768         5,700        28,235
Average rent per sq ft                          15.18         12.09        14.56         14.73         14.16

Concessions                                     3,600         7,919        6,817           937        19,273
Concessions per sq ft  leased                    0.33          1.02         1.81          0.16          0.68

Tenant improvements (TI) committed             19,400        18,500        6,068             -        43,968
TI committed per sq ft  leased                   1.76          2.39         1.61             -          1.56

Capitalized leasing commissions (CLC)          32,656        19,262       14,516           920        67,354
   committed
CLC committed per sq ft  leased                  2.96          2.49         3.85          0.16          2.39
CLC and TI committed per sq ft  leased           4.73          4.87         5.46          0.16          3.94

----------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
----------------------------------------------------------------------------------------------------------------

Tenant Retention                                  74%           57%          77%           74%           72%
Square footage leased                          33,585         9,630       21,193        21,215        85,623
Average rent per sq ft                          13.11         14.90        11.26         16.78         13.76
   Increase in effective rents from             18.5%         12.4%        18.8%         33.8%         20.9%
      renewals

Concessions                                         -             -            -             -             -
Concessions per sq ft  leased                       -             -            -             -             -

Tenant improvements (TI) committed              3,200        19,776       98,859       120,441       242,276
TI committed per sq ft  leased                   0.10          2.05         4.66          5.68          2.83

Capitalized leasing commissions (CLC)               -             -            -             -             -
   committed
CLC committed per sq ft  leased                     -             -            -             -             -
CLC and TI committed per sq ft  leased           0.10          2.05         4.66          5.68          2.83


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                  June 30, 2000

            For the Period:                                           2000
                                        ------------------------------------------------------------------
                                                                                                     Year
                                           1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
----------------------------------------------------------------------------------------------------------


Square footage leased                       12,900             -            -             -        12,900
Average rent per sq ft                       14.38             -            -             -         14.38

Concessions                                  9,158             -            -             -         9,158
Concessions per sq ft  leased                 0.71             -            -             -          0.71

Tenant improvements (TI) committed          67,500             -            -             -        67,500
TI committed per sq ft  leased                5.23             -            -             -          5.23

Capitalized leasing commissions (CLC)       46,907             -            -             -        46,907
   committed
CLC committed per sq ft  leased               3.64             -            -             -          3.64
CLC and TI committed per sq ft  leased        8.87             -            -             -          8.87

----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
----------------------------------------------------------------------------------------------------------

Tenant Retention                               70%           79%            -             -           73%
Square footage leased                       24,418        10,184            -             -        34,602
Average rent per sq ft                       12.43         14.58            -             -         13.07
   Increase in effective rents from          18.5%         13.4%                                    15.9%
      renewals

Concessions                                      -             -            -             -             -
Concessions per sq ft  leased                    -             -            -             -             -

Tenant improvements (TI) committed           3,500         5,536            -             -         9,036
TI committed per sq ft  leased                0.14          0.54            -             -          0.26

Capitalized leasing commissions (CLC)        5,267             -            -             -         5,267
   committed
CLC committed per sq ft  leased               0.22             -            -             -          0.15
CLC and TI committed per sq ft  leased        0.36          0.54            -             -          0.41



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                                  June 30, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
----------------------------------------------------------------------------------------------------------------

Same Property (1)
   Revenue                               $     15,877  $     16,276  $    16,329   $    16,362  $     64,845
   Operating expenses                           7,179         7,194        7,583         7,185        29,141
   NOI                                          8,698         9,082        8,747         9,177        35,704
   Average expenses per unit                      784           787          804           762         3,091
   Growth from same period prior year            2.8%          4.4%         3.1%          3.1%          3.3%

Combined Total
   Revenue                               $     16,670  $     17,299  $    16,922   $    17,170  $     68,062
   Operating expenses                           7,255         7,400        7,672         8,171        30,498
   NOI                                          9,416         9,899        9,249         8,999        37,563
   Average expenses per unit                      754           785          814           858         3,202

Capital expenditures                     $        594  $        675  $       650   $       753  $      2,672
Total Units                                     9,623         9,427        9,428         9,524         9,524
Capital expenditures per apartment unit            62            72           69            79           281

----------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
----------------------------------------------------------------------------------------------------------------
Same Property (1)
   Occupancy                                    94.5%         93.0%        94.7%         94.0%         94.0%
   Average occupied rent per foot                0.79          0.79         0.79          0.80          0.80
   Average effective base rent per                620           626          628           632           632
      occupied unit
   Increase from same period prior year          3.1%          2.3%         2.4%          1.1%          1.1%

   Apartment annualized turnover rate           63.8%         74.2%        64.0%         63.1%         66.3%

Combined Total
   Occupancy                                    94.2%         92.8%        94.3%         93.2%         93.2%
   Average occupied rent per foot                0.79          0.80         0.80          0.80          0.80
   Average effective base rent per                630           634          636           640           640
      occupied unit
   Increase from prior year                      4.7%          1.8%         3.5%          3.6%          3.6%

   Apartment annualized turnover rate           63.4%         74.9%        64.7%         63.0%         66.3%

----------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 36 of the 37 properties in the current portfolio.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              MULTIFAMILY PORTFOLIO
                                  June 30, 2000

            For the Period:                                             2000
                                        -------------------------------------------------------------------
                                                                                                       Year
                                             1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per unit data)
-----------------------------------------------------------------------------------------------------------

Same Property (1)
   Revenue                              $     16,295  $     16,372  $         -  $          -  $     32,667
   Operating expenses                          7,077         7,310            -             -        14,387
   NOI                                         9,218         9,062            -             -        18,280
   Average expenses per unit                     774           800            -             -         1,511
   Growth from same period prior year           6.0%         -0.2%            -             -         -0.2%

Combined Total
   Revenue                              $     17,023  $     17,113  $         -  $          -  $     34,136
   Operating expenses                          7,412         7,671            -             -        15,083
   NOI                                         9,611         9,442            -             -        19,053
   Average expenses per unit                     778           805            -             -         1,584

Capital expenditures                    $        439  $        805  $         -  $          -  $      1,243
Total Units                                    9,524         9,524            -             -         9,524
Capital expenditures per apartment unit           46            84            -             -           130

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:
------------------------------------------------------------------------------------------------------------
Same Property (1)
   Occupancy                                   92.7%         93.7%            -             -         93.7%
   Average occupied rent per foot               0.80          0.81            -             -          0.81
   Average effective base rent per               634           638            -             -           638
      occupied unit
   Increase from same period prior year         2.2%          1.9%            -             -          1.9%

   Apartment annualized turnover rate          62.5%         70.9%            -             -         66.7%

Combined Total
   Occupancy                                   91.9%         93.1%            -             -         93.1%
   Average occupied rent per foot               0.81          0.81            -             -          0.81
   Average effective base rent per               642           646            -             -           646
      occupied unit
   Increase from prior year                     1.9%          1.9%            -             -          1.9%

   Apartment annualized turnover rate          62.2%         70.7%            -             -         70.7%

------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 36 of the 37 properties in the current portfolio.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                 March 31, 2000
                                 (in thousands)



                                 Office         Industrial              Retail        Multifamily
                       -----------------  -----------------  ------------------  -----------------


REVENUES                         29,501              9,521               1,544             17,113

OPERATING EXPENSES               10,501              2,331                 534              7,671

                       -----------------  -----------------  ------------------  -----------------
NOI                              19,000              7,190               1,010              9,442


(1) Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters and properties sold during the quarter which are not included in the combined total.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                 March 31, 2000
                                 (in thousands)


                               Property                                  Total
                                  Total           Other (1)           Reported
                      ------------------  ------------------ ------------------


REVENUES                         57,679               3,138             60,817

OPERATING EXPENSES               21,037               (747)             20,290

                      ------------------  ------------------ ------------------
NOI                              36,642               3,885             40,527


(1) Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters and properties sold during the quarter which are not included in the combined total.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                               As of June 30, 2000

                                                                                                                        2005
                                         2000         2001          2002          2003            2004        and thereafter
-----------------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO (1)

Annual base rent expiring           6,845,133   16,489,807    19,109,140    12,409,150      12,506,523            44,149,042
Percent of total annual rent             6.1%        14.8%         17.1%         11.1%           11.2%                 39.6%

Square footage expiring               430,511    1,012,248     1,053,016       641,020         692,434             2,444,008
Percentage of square footage             6.9%        16.1%         16.8%         10.2%           11.0%                 39.0%

Number of leases                          137          172           142           113              90                   120
Percentage of number of leases          17.7%        22.2%         18.3%         14.6%           11.6%                 15.5%

-----------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring           2,711,496    3,173,698     6,313,343     4,162,254       9,238,795             9,265,534
Percent of total annual rent             7.8%         9.1%         18.1%         11.9%           26.5%                 26.6%

Square footage expiring               341,038      533,170     1,003,572       545,805       2,009,894             1,165,385
Percentage of square footage             6.1%         9.5%         17.9%          9.7%           35.9%                 20.8%

Number of leases                           39           49            61            41              32                    32
Percentage of number of leases          15.4%        19.3%         24.0%         16.1%           12.6%                 12.6%

-----------------------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring             386,750      883,864       379,256       742,853         905,200             2,330,607
Percent of total annual rent             6.9%        15.7%          6.7%         13.2%           16.1%                 41.4%

Square footage expiring
                                       27,574       65,022        25,965        58,976          97,744               189,218
Percentage of square footage             5.9%        14.0%          5.6%         12.7%           21.0%                 40.7%

Number of leases                           13           32            16            19              20                    36
Percentage of number of leases           9.6%        23.5%         11.8%         14.0%           14.7%                 26.5%

-----------------------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO (1)

Annual base rent expiring           9,943,379   20,547,369    25,801,739    17,314,257      22,650,518            55,745,183
Percent of total annual rent             6.5%        13.5%         17.0%         11.4%           14.9%                 36.7%

Square footage expiring               799,123    1,610,440     2,082,553     1,245,801       2,800,072             3,798,611
Percentage of square footage             6.5%        13.1%         16.9%         10.1%           22.7%                 30.8%

Number of leases                          189          253           219           173             142                   188
Percentage of number of leases          16.2%        21.7%         18.8%         14.9%           12.2%                 16.2%

-----------------------------------------------------------------------------------------------------------------------------

(1)      Numbers exclude the Corporate headquarters building.





                                                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                                                 GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Annualized Turnover Rate                 The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Company                       The REIT owns 100% of the non-voting preferred stock of Glenborough
                                         Corporation.
Average Base Rent                        Base rent charged to tenants.
Average Rent per Square Foot             Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                     concessions, TI's and leasing commissions.
Capital Expenditures                     Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                         commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                      Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                        amortized over the lease term.
Cash Available For Distribution (CAD)    Cash available for distribution ("CAD") represents income (loss) before minority interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                         CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                            Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                           All properties owned in the current period.
Concessions                              Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                  A group of partnerships for which the Associated Company provides some or all of the following services: asset management, property management, general partner services, and development services.
Debt Coverage Ratio                      EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                             Interest expense plus scheduled principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization      Total notes and mortgages payable divided by total market capitalization.
Dividend Payout Ratio                    The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                         Glenborough Realty Trust Incorporated.
Dividend Per Share                       The dividends paid for each share of Glenborough Realty Trust Incorporated.

                                                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                                                 GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
EBITDA                                   EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                         on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                         Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                         REIT's results of operations and liquidity and should be considered in evaluating a
                                         REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                          Annualized rents net of concessions.
Funds From Operations (FFO)              Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties. The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.
                                         Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with
                                         GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                         The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                         Board of Governors of NAREIT in October 1999.
Interest Coverage Ratio                  EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                       Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)               Revenue less Operating Expenses.

                                                                       GLENBOROUGH REALTY TRUST INCORPORATED
                                                                                 GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Occupancy                                Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective Rents      Percentage change in effective base rents from renewal as compared to effective base
From Renewal                             rents as of the prior lease terms.
Property Types                           Effective in the first quarter 2000, the Office/Flex property type was eliminated and the properties were reallocated to the industrial or office property type. As a result of the reallocation, the 1999 Operating, Occupancy and Leasing Production
                                         stats were reallocated reflecting the new property types. There was no restatement of the 1998 Operating and Occupancy Results.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                         Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                  items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                  Leases that have been renewed by current tenants.
Same Property                            Stabilized properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)                 A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                             Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization              As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Company's debt as set forth on the most recent financial statements.



